OMEGA ENVIRONMENTAL, INC.                                          EXHIBIT 99.1
DEBTOR IN POSSESSION CASE #97-06084
COMPARATIVE BALANCE SHEET INFORMATION


                                                    (UNAUDITED)     (UNAUDITED)                 (UNAUDITED)    (UNAUDITED)
                                                   JUNE 30, 1998   MAY 31, 1998                 JUNE 30, 1998   MAY 31, 1998
                                                        ESD             ESD          CHANGE         PSD             PSD       CHANGE
                                                  ------------------------------------------  --------------------------------------
 CURRENT ASSETS
 Cash                                                  19,894          25,102        (5,208)        39,782        70,858   (31,076)
 Restricted cash held in escrow                     2,723,423       2,615,491       107,932                                    -
 Accounts receivable
   A/R--trade                                      11,817,986      11,618,772       199,214      1,582,281     1,634,696   (52,415)
   A/R--interco                                           751           4,719        (3,968)         5,820           433     5,387
   A/R--employees                                       8,547           8,517            30         12,051        13,183    (1,132)
   A/R--supplemental                                1,843,275       1,881,922       (38,647)                                   -
   A/R--misc.                                          10,078          10,078           -              -             -         -
   Allowance for doubtful accounts                 (2,420,388)     (3,059,815)      639,427        (75,409)      (71,974)   (3,435)
                                                  -------------------------------------------  ------------------------------------
     Accounts receivable, net                      11,260,249      10,464,193       796,056      1,524,743     1,576,338   (51,595)
                                                  -------------------------------------------  ------------------------------------
 Costs and earnings in excess of billings           4,797,457       5,254,860      (457,403)                                   -
 Prepaid expenses                                       2,192           1,757           435         68,762        69,262      (500)
 Inventory                                                                              -        3,211,140     3,807,915  (596,775)
 Inventory reserve                                                                      -       (1,265,876)   (1,573,649)  307,773
                                                  -------------------------------------------  ------------------------------------
     Inventory, net                                       -               -             -        1,945,264     2,234,266  (289,002)
                                                  -------------------------------------------  ------------------------------------
 Other current assets                                                                   -                                      -
                                                  -------------------------------------------  ------------------------------------
 TOTAL CURRENT ASSETS                              18,803,215      18,361,403       441,812      3,578,551     3,950,724  (372,173)
                                                  -------------------------------------------  ------------------------------------
 PROPERTY AND EQUIPMENT
   Field equipment                                  2,249,482       2,230,731        18,751        677,216       458,990   218,226
   Automotive equipment                             1,026,959       1,031,192        (4,233)       459,649       755,795  (296,146)
   Office furniture and equipment                     839,643         831,634         8,009        307,139       759,734  (452,595)
   Leasehold improvements                              93,223          93,223           -           94,106        94,106       -
                                                  -------------------------------------------  ------------------------------------
 TOTAL PROPERTY & EQUIP., AT COST                   4,209,307       4,186,780        22,527      1,538,110     2,068,625  (530,515)
   Accum. Depreciation                             (2,852,761)     (2,780,813)      (71,948)      (906,961)   (1,290,130)  383,169
                                                  -------------------------------------------  ------------------------------------
 TOTAL PROPERTY & EQUIP., NET                       1,356,546       1,405,967       (49,421)       631,149       778,495  (147,346)
                                                  -------------------------------------------  ------------------------------------
 Long-term accounts receivable - Other (Texas)      1,053,883       1,053,883           -              -             -         -
 Reserve for Long-term accounts receivable           (400,000)       (350,000)      (50,000)                                   -
                                                  -------------------------------------------  ------------------------------------
    Long-term accounts receviable - Other
      (Texas), net                                    653,883         703,883       (50,000)           -             -         -
 Other Assets                                         201,533         177,975        23,558            -             -         -
 Investment & Intercompany in Subsidiaires                                              -              -             -         -
                                                  -------------------------------------------  ------------------------------------
 TOTAL ASSETS                                      21,015,177      20,649,228       365,949      4,209,700     4,729,219  (519,519)
                                                  -------------------------------------------  ------------------------------------
                                                  -------------------------------------------  ------------------------------------

 POST PETITION CURRENT LIABILITIES
   Accounts payable                                   351,613         202,999       148,614         98,859        59,429    39,430
   Line of Credit                                                                                                              -
   Accrued expenses, excluding bankruptcy costs       620,505         504,938       115,567        361,886       428,443   (66,557)
   Accrued bankruptcy costs                                                                                                    -
   Estimated claims against cash held in escrow     2,563,555       2,455,730       107,825                                    -
   Intercompany - BNYFC                             7,376,889       7,983,004      (606,115)     8,466,374     8,386,196    80,178
   Intercompany payables                                5,820             433         5,387            751         4,719    (3,968)
                                                  -------------------------------------------  ------------------------------------
 TOTAL POST PETITION CURRENT LIABILITIES           10,918,382      11,147,104      (228,722)     8,927,870     8,878,787    49,083
 Intercompany Notes Payable                         8,741,768       8,741,768           -                                      -
 Pre Petition Liabilities                           1,650,561       2,192,548      (541,987)     1,099,919     1,041,017    58,902
 Pre Petition Estimated Construction Claims                                                                                    -
                                                  -------------------------------------------  ------------------------------------

   TOTAL LIABILITIES                               21,310,711      22,081,420      (770,709)    10,027,789     9,919,804   107,985
                                                  -------------------------------------------  ------------------------------------

 SHAREHOLDERS' EQUITY
 Common stock at par                                                                             3,371,172     3,371,172       -
 Additional paid in capital                        14,557,677      17,791,864    (3,234,187)    10,742,189    10,742,189       -
 Treasury Stock A-P-I-C                                                                                                        -
 Retained earnings - prior                        (11,012,975)    (15,563,780)    4,550,805    (14,767,222)  (14,767,222)      -
 Y-T-D net income pre petition                         (8,531)        (26,496)       17,965       (247,894)     (247,894)      -
 Y-T-D net income post petition                    (3,831,705)     (3,633,780)     (197,925)    (4,916,334)   (4,288,830) (627,504)
                                                  -------------------------------------------  ------------------------------------
   TOTAL SHAREHOLDERS' EQUITY                        (295,534)     (1,432,192)    1,136,658     (5,818,089)   (5,190,585) (627,504)
                                                  -------------------------------------------  ------------------------------------
 TOTAL LIABILITIES & SHAREHOLDERS' EQUITY          21,015,177      20,649,228       365,949      4,209,700     4,729,219  (519,519)
                                                  -------------------------------------------  ------------------------------------
                                                  -------------------------------------------  ------------------------------------

              See accompanying notes to financial statement information.

OMEGA ENVIRONMENTAL, INC.
DEBTOR IN POSSESSION CASE #97-06084
COMPARATIVE BALANCE SHEET INFORMATION

                                                                                              (UNAUDITED)    (UNAUDITED)
                                                    (UNAUDITED)    (UNAUDITED)               June 30, 1998   May 31, 1998
                                                   JUNE 30, 1998   MAY 31, 1998                 CONTINUING    CONTINUING
                                                      CORPORATE      CORPORATE      CHANGE     OPERATIONS     OPERATIONS    CHANGE
                                                  -----------------------------------------  ------------------------------------
 CURRENT ASSETS
 Cash                                                   272,689        566,783      (294,094)      332,365       662,743  (330,378)
 Restricted cash held in escrow                                                          -       2,723,423     2,615,491   107,932
 Accounts receivable
   A/R--trade                                           144,431        144,431           -      13,544,698    13,397,899   146,799
   A/R--interco                                                                          -           6,571         5,152     1,419
   A/R--employees                                                                        -          20,598        21,700    (1,102)
   A/R--supplemental                                                                     -       1,843,275     1,881,922   (38,647)
   A/R--misc.                                         1,076,094      1,076,094           -       1,086,172     1,086,172       -
   Allowance for doubtful accounts                   (1,138,467)    (1,138,467)          -      (3,634,264)   (4,270,256)  635,992
                                                  -------------------------------------------  ------------------------------------
     Accounts receivable, net                            82,058         82,058           -      12,867,050    12,122,589   744,461
                                                  -------------------------------------------  ------------------------------------
 Costs and earnings in excess of billings                                                -       4,797,457     5,254,860  (457,403)
 Prepaid expenses                                       421,158        479,480       (58,322)      492,112       550,499   (58,387)
 Inventory                                                                               -       3,211,140     3,807,915  (596,775)
 Inventory reserve                                                                       -      (1,265,876)   (1,573,649)  307,773
                                                  -------------------------------------------  ------------------------------------

     Inventory, net                                         -              -             -       1,945,264     2,234,266  (289,002)
                                                  -------------------------------------------  ------------------------------------

 Other current assets                                                                    -             -             -         -
                                                  -------------------------------------------  ------------------------------------

 TOTAL CURRENT ASSETS                                   775,905      1,128,321      (352,416)   23,157,671    23,440,448  (282,777)
                                                  -------------------------------------------  ------------------------------------

 PROPERTY AND EQUIPMENT
   Field equipment                                                                       -       2,926,698     2,689,721   236,977
   Automotive equipment                                                                  -       1,486,608     1,786,987  (300,379)
   Office furniture and equipment                       310,472        310,472           -       1,457,254     1,901,840  (444,586)
   Leasehold improvements                                21,780         21,780           -         209,109       209,109       -
                                                  -------------------------------------------  ------------------------------------
 TOTAL PROPERTY & EQUIP., AT COST                       332,252        332,252           -       6,079,669     6,587,657  (507,988)
   Accum. Depreciation                                 (284,671)      (282,439)       (2,232)   (4,044,393)   (4,353,382)  308,989
                                                  -------------------------------------------  ------------------------------------
 TOTAL PROPERTY & EQUIP., NET                            47,581         49,813        (2,232)    2,035,276     2,234,275  (198,999)
                                                  -------------------------------------------  ------------------------------------
 Long-term accounts receivable - Other (Texas)              -              -             -       1,053,883     1,053,883       -
 Reserve for Long-term accounts receivable                                               -        (400,000)     (350,000)  (50,000)
                                                  -------------------------------------------  ------------------------------------
  Long-term accounts receviable - Other
    (Texas), net                                            -              -             -         653,883       703,883   (50,000)
 Other Assets                                           129,907        129,907           -         331,440       307,882    23,558
 Investment & Intercompany in Subsidiaires           74,785,282     74,785,282           -      74,785,282    74,785,282       -
                                                  -------------------------------------------  ------------------------------------
 TOTAL ASSETS                                        75,738,675     76,093,323      (354,648)  100,963,552   101,471,770  (508,218)
                                                  -------------------------------------------  ------------------------------------
                                                  -------------------------------------------  ------------------------------------
 POST PETITION CURRENT LIABILITIES
   Accounts payable                                      31,845          8,544        23,301       482,317       270,972   211,345
   Line of Credit                                    20,657,990     20,521,323       136,667    20,657,990    20,521,323   136,667
   Accrued expenses, excluding bankruptcy costs         490,448        465,177        25,271     1,472,839     1,398,558    74,281
   Accrued bankruptcy costs                           2,708,275      2,968,800      (260,525)    2,708,275     2,968,800  (260,525)
   Estimated claims against cash held in escrow                                          -       2,563,555     2,455,730   107,825
   Intercompany - BNYFC                             (19,240,465)   (18,969,927)     (270,538)   (3,397,202)   (2,600,727) (796,475)
   Intercompany payables                                                                 -           6,571         5,152     1,419
                                                  -------------------------------------------  ------------------------------------
 TOTAL POST PETITION CURRENT LIABILITIES              4,648,093      4,993,917      (345,824)   24,494,345    25,019,808  (525,463)
 Intercompany Notes Payable                                                              -       8,741,768     8,741,768
 Pre Petition Liabilities                             2,533,181      2,533,443          (262)    5,283,661     5,767,008  (483,347)
 Pre Petition Estimated Construction Claims                                              -             -             -         -
                                                  -------------------------------------------  ------------------------------------
   TOTAL LIABILITIES                                  7,181,274      7,527,360      (346,086)   38,519,774    39,528,584(1,008,810)
                                                  -------------------------------------------  ------------------------------------
 SHAREHOLDERS' EQUITY
 Common stock at par                                    121,289        121,289           -       3,492,461     3,492,461       -
 Additional paid in capital                         128,204,630    128,204,630           -     153,504,496   156,738,683(3,234,187)
 Treasury Stock A-P-I-C                                (562,506)      (562,506)          -        (562,506)     (562,506)      -
 Retained earnings - prior                          (49,321,103)   (49,321,103)          -     (75,101,300)  (79,652,105)4,550,805
 Y-T-D net income pre petition                         (895,498)      (895,498)          -      (1,151,923)   (1,169,888)   17,965
 Y-T-D net income post petition                      (8,989,411)    (8,980,849)       (8,562)  (17,737,450)  (16,903,459) (833,991)
                                                  -------------------------------------------  ------------------------------------
   TOTAL SHAREHOLDERS' EQUITY                        68,557,401     68,565,963        (8,562)   62,443,778    61,943,186   500,592
                                                  -------------------------------------------  ------------------------------------
 TOTAL LIABILITIES & SHAREHOLDERS' EQUITY            75,738,675     76,093,323      (354,648)  100,963,552   101,471,770  (508,218)
                                                  -------------------------------------------  ------------------------------------
                                                  -------------------------------------------  ------------------------------------

              See accompanying notes to financial statement information.

OMEGA ENVIRONMENTAL, INC.
DEBTOR IN POSSESSION CASE #97-06084
COMPARATIVE BALANCE SHEET INFORMATION

                                                     (UNAUDITED)    (UNAUDITED)                (UNAUDITED)    (UNAUDITED)
                                                    JUNE 30, 1998   MAY 31, 1998              JUNE 30, 1998   MAY 31, 1998
                                                     DISCONTINUED   DISCONTINUED                 COMBINED       COMBINED
                                                      OPERATIONS     OPERATIONS       CHANGE       FINAL         FINAL      CHANGE
                                                    ----------------------------------------  ------------------------------------
 CURRENT ASSETS
 Cash                                                       -              -             -         332,365       662,743  (330,378)
 Restricted cash held in escrow                                                          -       2,723,423     2,615,491   107,932
 Accounts receivable
   A/R--trade                                         5,692,755      5,189,987       502,768    19,237,453    18,587,886   649,567
   A/R--interco                                             -              -             -             -             -         -
   A/R--employees                                                                        -          20,598        21,700    (1,102)
   A/R--supplemental                                                                     -       1,843,275     1,881,922   (38,647)
   A/R--misc.                                            40,641         40,641           -       1,126,813     1,126,813       -
   Allowance for doubtful accounts                   (3,315,537)    (2,807,723)     (507,814)   (6,949,801)   (7,077,979)  128,178
                                                   ------------------------------------------ -------------------------------------
     Accounts receivable, net                         2,417,859      2,422,905        (5,046)   15,278,338    14,540,342   737,996
                                                   ------------------------------------------ -------------------------------------
 Costs and earnings in excess of billings                                                -       4,797,457     5,254,860  (457,403)
 Prepaid expenses                                                                        -         492,112       550,499   (58,387)
 Inventory                                                                               -       3,211,140     3,807,915  (596,775)
 Inventory reserve                                                                       -      (1,265,876)   (1,573,649)  307,773
                                                   ------------------------------------------ -------------------------------------
     Inventory, net                                         -              -             -       1,945,264     2,234,266  (289,002)
                                                   ------------------------------------------ -------------------------------------
 Other current assets                                    94,078         94,078           -          94,078        94,078       -
                                                   ------------------------------------------ -------------------------------------
 TOTAL CURRENT ASSETS                                 2,511,937      2,516,983        (5,046)   25,663,037    25,952,279  (289,242)
                                                   ------------------------------------------ -------------------------------------
 PROPERTY AND EQUIPMENT
   Field equipment                                        1,000          1,000           -       2,927,698     2,690,721   236,977
   Automotive equipment                                     -              -             -       1,486,608     1,786,987  (300,379)
   Office furniture and equipment                           -              -             -       1,457,254     1,901,840  (444,586)
   Leasehold improvements                               154,773        154,773           -         363,882       363,882       -
                                                   ------------------------------------------ -------------------------------------
 TOTAL PROPERTY & EQUIP., AT COST                       155,773        155,773           -       6,235,442     6,743,430  (507,988)
   Accum. Depreciation                                  (89,929)       (89,929)          -      (4,134,322)   (4,443,311)  308,989
                                                   ------------------------------------------ -------------------------------------
 TOTAL PROPERTY & EQUIP., NET                            65,844         65,844           -       2,101,120     2,300,119  (198,999)
                                                   ------------------------------------------ -------------------------------------
 Long-term accounts receivable - Other (Texas)              -              -             -       1,053,883     1,053,883       -
 Reserve for Long-term accounts receivable                                               -        (400,000)     (350,000)  (50,000)
                                                   ------------------------------------------ -------------------------------------
    Long-term accounts receviable - Other
      (Texas), net                                          -              -             -         653,883       703,883   (50,000)
 Other Assets                                               100            100           -         331,540       307,982    23,558
 Investment & Intercompany in Subsidiaires                                               -         425,000       425,000       -
                                                   ------------------------------------------ -------------------------------------
 TOTAL ASSETS                                         2,577,881      2,582,927        (5,046)   29,174,580    29,689,263  (514,683)
                                                   ------------------------------------------ -------------------------------------

 POST PETITION CURRENT LIABILITIES
   Accounts payable                                         -              -             -         482,317       270,972   211,345
   Line of Credit                                                                               20,657,990    20,521,323   136,667
   Accrued expenses, excluding bankruptcy costs             -              -             -       1,472,840     1,398,558    74,282
   Accrued bankruptcy costs                                                                      2,708,275     2,968,800  (260,525)
   Estimated claims against cash held in escrow                                                  2,563,555     2,455,730   107,825
   Intercompany - BNYFC                               3,397,202      2,600,727       796,475           -             -         -
   Intercompany payables                                    -              -             -             -             -         -
                                                   ------------------------------------------ -------------------------------------
 TOTAL POST PETITION CURRENT LIABILITIES              3,397,202      2,600,727       796,475    27,884,977    27,615,384   269,594
 Intercompany Notes Payable                           2,535,455      2,535,455           -
 Pre Petition Liabilities                            10,814,353     10,276,211       538,142    16,098,014    16,043,219    54,795
 Pre Petition Estimated Construction Claims           2,404,000      2,404,000           -       2,404,000     2,404,000       -
                                                   ------------------------------------------ -------------------------------------
   TOTAL LIABILITIES                                 19,151,010     17,816,393     1,334,617    46,386,991    46,062,603   324,388
                                                   ------------------------------------------ -------------------------------------
 SHAREHOLDERS' EQUITY
 Common stock at par                                  2,082,948      2,082,948           -         121,289       121,289       -
 Additional paid in capital                          28,604,818     25,370,631     3,234,187   124,480,374   124,480,374       -
 Treasury Stock A-P-I-C                                                                  -        (562,506)     (562,506)      -
 Retained earnings - prior                          (36,904,145)   (32,353,340)   (4,550,805) (112,005,445) (112,005,445)      -
 Y-T-D net income pre petition                         (694,013)      (676,048)      (17,965)   (1,845,936)   (1,845,936)      -
 Y-T-D net income post petition                      (9,662,737)    (9,657,657)       (5,080)  (27,400,187)  (26,561,116) (839,071)
                                                   ------------------------------------------ -------------------------------------
   TOTAL SHAREHOLDERS' EQUITY                       (16,573,129)   (15,233,466)   (1,339,663)  (17,212,411)  (16,373,340) (839,071)
                                                   ------------------------------------------ -------------------------------------
 TOTAL LIABILITIES & SHAREHOLDERS' EQUITY             2,577,881      2,582,927        (5,046)   29,174,580    29,689,263  (514,683)
                                                   ------------------------------------------ -------------------------------------
                                                   ------------------------------------------ -------------------------------------


              See accompanying notes to financial statement information.

OMEGA ENVIRONMENTAL, INC.
DEBTOR IN POSSESSION CASE #97-06084
COMPARATIVE STATEMENT OF
   OPERATIONS INFORMATION


                                                     (UNAUDITED)     (UNAUDITED)                 (UNAUDITED)    (UNAUDITED)
                                                     MONTH ENDED      MONTH ENDED                MONTH ENDED    MONTH ENDED
                                                    JUNE 30, 1998     MAY 31, 1998              JUNE 30, 1998   MAY 31, 1998
                                                         ESD             ESD          CHANGE         PSD            PSD     CHANGE
                                                    ----------------------------------------   -----------------------------------

 Sales                                                1,413,186      1,022,634       390,552       471,500       614,049  (142,549)
 Cost of Sales                                          930,830        777,840       152,990       517,001       589,834   (72,833)
                                                    -----------------------------------------  ------------------------------------
     Gross Profit                                       482,356        244,794       237,562       (45,501)       24,215   (69,716)
 Selling, General, and Administrative                   413,927        386,168        27,759       210,587       196,355    14,232
                                                    -----------------------------------------  ------------------------------------
 Income (Loss) From Operations                           68,429       (141,374)      209,803      (256,088)     (172,140)  (83,948)
 Other Income(Expense):
   I/C Interest Income (Expense)                        (71,083)       (70,025)       (1,058)      (73,915)      (73,198)     (717)
   Interest Expense                                         (11)           (26)           15                                   -
   Interest Income                                        7,407            141         7,266                                   -
   Gain (loss) on Asset Disposition                      (1,499)        (7,196)        5,697      (267,660)       (9,430) (258,230)
   Other Expense                                       (201,168)      (233,845)       32,677       (29,841)      (13,863)  (15,978)
                                                    -----------------------------------------  ------------------------------------
     Total Other (Expense)                             (266,354)      (310,951)       44,597      (371,416)      (96,491) (274,925)
 Net Income (Loss) Before Bankruptcy
        Administrative Expenses                        (197,925)      (452,325)      254,400      (627,504)     (268,631) (358,873)
 Bankruptcy Administrative Expenses                         -
                                                    -----------------------------------------  ------------------------------------
 Net Income (Loss)                                     (197,925)      (452,325)      254,400      (627,504)     (268,631) (358,873)
                                                    -----------------------------------------  ------------------------------------


              See accompanying notes to financial statement information.

OMEGA ENVIRONMENTAL, INC.
DEBTOR IN POSSESSION CASE #97-06084
COMPARATIVE STATEMENT OF
    OPERATIONS INFORMATION

                                                                                                (UNAUDITED)    (UNAUDITED)
                                                      (UNAUDITED)   (UNAUDITED)                 MONTH ENDED    MONTH ENDED
                                                      MONTH ENDED   MONTH ENDED                 JUNE 30, 1998  MAY 31, 1998
                                                     JUNE 30, 1998   MAY 31, 1998                CONTINUING    CONTINUING
                                                       CORPORATE      CORPORATE       CHANGE     OPERATIONS    OPERATIONS    CHANGE
                                                    ----------------------------------------   -----------------------------------

 Sales                                                      -              -             -       1,884,686     1,636,683   248,003
 Cost of Sales                                              -              -             -       1,447,831     1,367,674    80,157
                                                    -----------------------------------------  ------------------------------------
     Gross Profit                                           -              -             -         436,855       269,009   167,846
 Selling, General, and Administrative                   133,716        153,047       (19,331)      758,230       735,570    22,660
                                                    -----------------------------------------  ------------------------------------
 Income (Loss) From Operations                         (133,716)      (153,047)       19,331      (321,375)     (466,561)  145,186
 Other Income(Expense):
   I/C Interest Income (Expense)                        144,998        143,223         1,775           -             -         -
   Interest Expense                                    (179,744)      (183,992)        4,248      (179,755)     (184,018)    4,263
   Interest Income                                                                       -           7,407           141     7,266
   Gain (loss) on Asset Disposition                                                      -        (269,159)      (16,626) (252,533)
   Other Expense                                        (57,547)         4,073       (61,620)     (288,556)     (243,635)  (44,921)
                                                    -----------------------------------------  ------------------------------------
     Total Other (Expense)                              (92,293)       (36,696)      (55,597)     (730,063)     (444,138) (285,925)
 Net Income (Loss) Before Bankruptcy
        Administrative Expenses                        (226,009)      (189,743)      (36,266)   (1,051,438)     (910,699) (140,739)
 Bankruptcy Administrative Expenses                     217,447       (155,211)      372,658       217,447      (155,211)  372,658
                                                    -----------------------------------------  ------------------------------------
 Net Income (Loss)                                       (8,562)      (344,954)      336,392      (833,991)   (1,065,910)  231,919
                                                    -----------------------------------------  ------------------------------------


              See accompanying notes to financial statement information.

OMEGA ENVIRONMENTAL, INC.
DEBTOR IN POSSESSION CASE #97-06084
COMPARATIVE STATEMENT OF
   OPERATIONS INFORMATION

                                                     (UNAUDITED)    (UNAUDITED)                 (UNAUDITED)    (UNAUDITED)
                                                     MONTH ENDED    MONTH ENDED                 MONTH ENDED    MONTH ENDED
                                                   JUNE 30, 1998   MAY 31, 1998                JUNE 30, 1998   MAY 31, 1998
                                                    DISCONTINUED   DISCONTINUED                   COMBINED       COMBINED
                                                     OPERATIONS      OPERATIONS      CHANGE         FINAL         FINAL     CHANGE
                                                   -----------------------------------------   -----------------------------------
 Sales                                                                                   -       1,884,686     1,631,964   252,722
 Cost of Sales                                                                           -       1,447,831     1,362,955    84,876
                                                    -----------------------------------------  ------------------------------------
     Gross Profit                                           -              -             -         436,855       269,009   167,846
 Selling, General, and Administrative                                                    -         758,230       735,570    22,660
                                                    -----------------------------------------  ------------------------------------
 Income (Loss) From Operations                              -              -             -        (321,375)     (466,561)  145,186
 Other Income(Expense):
   I/C Interest Income (Expense)                                                         -             -             -         -
   Interest Expense                                                                      -        (179,755)     (184,018)    4,263
   Interest Income                                                                       -           7,407           141     7,266
   Gain (loss) on Asset Disposition                                                      -        (269,159)      (16,626) (252,533)
   Other Expense                                         (5,080)       515,537      (520,617)     (293,636)      252,725  (546,361)
                                                    -----------------------------------------  ------------------------------------
     Total Other (Expense)                               (5,080)       515,537      (520,617)     (735,143)       52,222  (787,365)
 Net Income (Loss) Before Bankruptcy
        Administrative Expenses                          (5,080)       515,537      (520,617)   (1,056,518)     (414,339) (642,179)
 Bankruptcy Administrative Expenses                                                      -         217,447      (155,211)  372,658
                                                    -----------------------------------------  ------------------------------------
 Net Income (Loss)                                       (5,080)       515,537      (520,617)     (839,071)     (569,550) (269,521)
                                                    -----------------------------------------  ------------------------------------

              See accompanying notes to financial statement information.

OMEGA ENVIRONMENTAL, INC.
DEBTOR IN POSSESSION CASE # 97 - 06084
COMPARATIVE COMBINED STATEMENT OF CASH FLOWS INFORMATION


                                                                     (UNAUDITED)                 (UNAUDITED)
                                                                     MONTH ENDED                 MONTH ENDED
                                                                    JUNE 30, 1998               MAY 31, 1998               CHANGE
                                                                    -------------               ------------             ----------
Cash flows from operating activities:
  Net loss                                                           ($839,071)                  ($569,550)              ($269,521)
  Adjustments to reconcile net loss to net cash
    (used in) provided by operating activities:
      Depreciation                                                      87,043                     102,743                 (15,700)
      Additional reserves for costs in excess of billings              200,000                     225,000                 (25,000)
      Reserve for Long-term accounts receivable                         50,000                                              50,000
      Write down of property and equipment                            (169,593)                                           (169,593)
      (Gain) / Loss on sale of property and equipment                  269,159                      16,626                 252,533
    Change in certain assets & liabilities:
    (Increase) decrease in:
      Receivables, net                                                (687,996)                    596,165              (1,284,161)
      Costs in excess of billings                                      257,403                     216,913                  40,490
      Inventory, net                                                   289,002                      80,454                 208,548
      Prepaids & other assets                                           58,387                     (40,215)                 98,602
     Increase (decrease) in:
      Accounts payable                                                 211,345                    (171,811)                383,156
      Accrued expenses                                                (186,244)                    179,717                (365,961)
      Other net changes in assets and liabilities                     (181,490)                     20,605                (202,095)
                                                                     ---------                   ---------             -----------
        Total adjustments                                              304,841                   1,226,197                (921,356)
                                                                     ---------                   ---------             -----------
        Net cash provided by (used in) operating activities           (534,230)                    656,647              (1,190,877)


Cash flows from investing activities :
     Proceeds from sale of equipment                                    39,150                      56,100                 (16,950)
     Additions to property and equipment                               (26,760)                    (15,700)                (11,060)
                                                                     ---------                   ---------             -----------
       Net cash provided by (used in) investing activities              12,390                      40,400                 (28,010)


Cash flows from financing and other activities:
  Net proceeds (repayments) from revolver credit loan                  136,667                    (278,374)                415,041
  Reduction of pre-petition liabilities                                 54,795                    (540,068)                594,863
                                                                     ---------                   ---------             -----------
      Net cash provided by (used in) financing activities              191,462                    (818,442)              1,009,904
                                                                     ---------                   ---------             -----------
Net increase (decrease) in cash                                       (330,378)                   (121,395)               (208,983)

CASH AT BEGINNING OF PERIOD                                            662,743                     784,138                (121,395)
                                                                     ---------                   ---------             -----------

CASH AT END OF PERIOD                                                 $332,365                    $662,743               ($330,378)
                                                                     ---------                   ---------             -----------
                                                                     ---------                   ---------             -----------


              See accompanying notes to financial statement information.

                                                                    EXHIBIT 99.1

Omega Environmental, Inc.
Debtor in Possession Case #  97-06084
June 30, 1998 Financial Reporting Information

Notes to Financial Statement Information


Basis of Presentation
The financial statement information presented is unaudited and does not comply with generally accepted accounting principles. Additionally, significant estimates were used in the preparation of this financial statement information and actual results may vary significantly from these estimates.


BNY Financial Corporation
As of June 30, 1998, the Company's borrowings from BNY Financial Corporation ("BNYFC") were $20,657,990. In June, the Company successfully negotiated with BNYFC for continuance of debtor-in-possession financing through December 31, 1998.


Costs and Earnings in Excess of Billing
The asset, "Costs and earnings in excess of billings" recorded on the Environmental Services Division's balance sheet, represents estimated revenues recognized in excess of amounts billed using the percentage of completion method of contract accounting. In the past, as projects were completed and billed significant write-offs of this asset were recorded in excess of reserves provided. Management is in the process of instituting new procedures for earlier identification of potential write-offs. These new procedures resulted in $225,000 and $200,000 of write-offs in May and June 1998, respectively. The analysis is largely complete and management believes that as a result of improvements in project management and time charging practices no material write-offs in excess of the normal allocated reserves will be required in the future.


Accounts Receivable
Accounts receivable recorded on the Environmental Services Division's balance sheet are primarily due from various State reimbursement programs for clean up of leaking underground storage tanks. Management is in the process of analyzing the collectability of these accounts and estimated bad debts may be significantly in excess of established reserves. The results of this analysis are not complete at this time and any adjustment may have a material adverse effect on the financial statements.

Accounts receivable recorded on the Discontinued Operation's balance sheet represents amounts recorded as due from customers in the company's discontinued construction activities. The amounts ultimately collected by the company will be significantly less than net recorded amounts in part because of set-offs, liens, bonding issues and customer disputes which may result in refusal to pay receivable amounts or require payment or set-off of pre-petition liabilities and claims. The amount ultimately collectible is not determinable at this time.